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                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                            PROSPECTUS SUPPLEMENT
                           DATED NOVEMBER 2, 2000

This page supplements General American Life Insurance Company's prospectus, dated May 1, 2000, for the Flexible Premium Joint and Survivor Variable Life Insurance Policy. This supplement supersedes the supplement dated October 2, 2000.

This supplement reflects the creation of an Executive Benefit version of the Policy for qualifying corporate-sponsored contracts. The changes are effective as of the date of this supplement. You should review this supplement and keep it with your prospectus and other important papers related to your policy. Please contact your Agent / Registered
Representative if you have any questions regarding this information.

Capitalized terms in this supplement have the same meaning as set forth in the prospectus unless otherwise defined herein.

ADDITION OF EXECUTIVE BENEFIT VERSION OF THE POLICY. An executive benefit ("Executive Benefit") version of the Policy is available for qualifying corporate-sponsored Policies. In order to qualify for Executive Benefit status, a Policy must:

     *     be part of a business-sponsored, non-qualified benefit plan;
     *     be billed to the sponsoring corporation; and
     * have a minimum planned premium for the Policy or for a group of Policies on one or more Insureds of:
           -    $500,000 per year for a minimum of five years;
           -    $2,500,000 single premium; or
           - a total of $2,500,000 premium over a five year period, with first year premium of at least $500,000.

If we issue a Policy or a group of Policies that meet the criteria outlined above, the Policy or Policies will be issued as an Executive Benefit version of the Policy. We may reduce certain charges for policies that qualify for the Executive Benefit version of the Policy as described in the prospectus under Adjustment of Charges. Policies which do not meet the criteria outlined above will be designated as a personal lines ("Personal Lines") version of the Policy.